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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                        GUARANTEE AND SECURITY AGREEMENT

                                   dated as of

                                October 30, 2003

                                      among

                      KEYSTONE AUTOMOTIVE OPERATIONS, INC.

                           THE GUARANTORS PARTY HERETO

                                       and

                             BANK OF AMERICA, N.A.,
                             as Administrative Agent

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.    Definitions................................................      2
SECTION 2.    Guarantees by Guarantors...................................     11
SECTION 3.    Grant of Transaction Liens.................................     14
SECTION 4.    General Representations and Warranties.....................     16
SECTION 5.    Further Assurances; General Covenants......................     18
SECTION 6.    Accounts...................................................     20
SECTION 7.    Equipment..................................................     21
SECTION 8.    Recordable Intellectual Property...........................     21
SECTION 9.    Investment Property........................................     22
SECTION 10.   Controlled Deposit Accounts................................     24
SECTION 11.   Cash Collateral Accounts...................................     25
SECTION 12.   Operation of Collateral Accounts...........................     27
SECTION 13.   Transfer Of Record Ownership...............................     28
SECTION 14.   Right to Vote Securities...................................     28
SECTION 15.   Certain Cash Distributions.................................     29
SECTION 16.   Remedies upon Event of Default.............................     29
SECTION 17.   Application of Proceeds....................................     31
SECTION 18.   Fees and Expenses; Indemnification.........................     32
SECTION 19.   Authority to Administer Collateral.........................     33
SECTION 20.   Limitation on Duty in Respect of Collateral................     34
SECTION 21.   General Provisions Concerning the Administrative Agent.....     35
SECTION 22.   Termination of Transaction Liens; Release of Collateral....     36
SECTION 23.   Additional Guarantors and Lien Grantors....................     36
SECTION 24.   Additional Secured Obligations.............................     37
SECTION 25.   Notices....................................................     37
SECTION 26.   No Implied Waivers; Remedies Not Exclusive.................     37
SECTION 27.   Successors and Assigns.....................................     37
SECTION 28.   Amendments and Waivers.....................................     38
SECTION 29.   Choice of Law..............................................     38
SECTION 30.   Waiver of Jury Trial.......................................     38
SECTION 31.   Severability...............................................     38

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SCHEDULES:

     Schedule 1 Equity Interests in Subsidiaries and Affiliates Owned by Original Lien Grantors

     Schedule 2   Other Investment Property Owned by Original Lien Grantors

EXHIBITS:

     Exhibit A    Security Agreement Supplement

     Exhibit B    Copyright Security Agreement

     Exhibit C    Patent Security Agreement

     Exhibit D    Trademark Security Agreement

     Exhibit E    Perfection Certificate

     Exhibit F    Issuer Control Agreement

     Exhibit G    Securities Account Control Agreement

     Exhibit H    Deposit Account Control Agreement

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                        GUARANTEE AND SECURITY AGREEMENT

     AGREEMENT dated as of October 30, 2003 among KEYSTONE AUTOMOTIVE OPERATIONS, INC., as Borrower, the GUARANTORS party hereto and BANK OF AMERICA, N.A., as Administrative Agent.

     WHEREAS, the Borrower is entering into the Credit Agreement described in
Section 1 hereof, pursuant to which the Borrower intends to borrow funds and obtain letters of credit for the purposes set forth therein;

     WHEREAS, the Borrower is willing to secure (i) its obligations under the Credit Agreement, (ii) its obligations under interest rate hedging arrangements designed to mitigate the risk that interest rates payable under the Credit Agreement will fluctuate and (iii) certain other obligations, by granting Liens on its assets to the Administrative Agent as provided in the Security Documents;

     WHEREAS, Holdings is willing to guarantee the foregoing obligations of the Borrower and to secure its guarantee thereof by granting Liens on its assets to the Administrative Agent as provided in the Security Documents;

     WHEREAS, the Borrower is willing to cause each of its Domestic Subsidiaries to guarantee the foregoing obligations of the Borrower and to secure its guarantee thereof by granting Liens on its assets to the Administrative Agent as provided in the Security Documents;

     WHEREAS, the Lenders and the L/C Issuer are not willing to make loans or issue or participate in letters of credit under the Credit Agreement, and the counterparties to the interest rate hedging arrangements referred to above are not willing to enter into or maintain them, unless (i) the foregoing obligations of the Borrower are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the relevant Guarantor as provided in the Security Documents;

     WHEREAS, the Lien Grantors want to be able from time to time, with the consent of the Required Lenders, to cause other obligations of the Borrower to be guaranteed and secured hereunder; and

     WHEREAS, upon any foreclosure or other enforcement of the Security Documents, the net proceeds of the relevant Collateral are to be received by or paid over to the Administrative Agent and applied as provided herein;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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     SECTION 1. Definitions.

     (a) Terms Defined in Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

     (b) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

Term                      UCC
----                      ---
Account                   9-102
Authenticate              9-102
Certificated Security     8-102
Chattel Paper             9-102
Commodity Account         9-102
Commodity Customer        9-102
Deposit Account           9-102
Document                  9-102
Entitlement Holder        8-102
Entitlement Order         8-102
Equipment                 9-102
Financial Asset           8-102 & 103
General Intangibles       9-102
Instrument                9-102
Inventory                 9-102
Investment Property       9-102
Record                    9-102
Securities Account        8-501
Securities Intermediary   8-102
Security                  8-102 & 103
Security Entitlement      8-102
Supporting Obligations    9-102
Uncertificated Security   8-102

     (c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

     "Cash Distributions" means dividends, interest and other distributions and payments (including proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to any Collateral.

     "Collateral" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Administrative Agent pursuant to the Security Documents. When used with

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respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.

     "Collateral Accounts" means the Lien Grantor Collateral Accounts, the Controlled Deposit Accounts and the Controlled Securities Accounts.

     "Contingent Secured Obligation" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is:

          (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it;

          (ii) an obligation under a Swap Contract to make payments that cannot be quantified at such time;

          (iii) any other obligation (including any guarantee, any indemnity or any expense reimbursement obligation) that is contingent in nature at such time; or

          (iv) an obligation to provide collateral to secure any of the foregoing types of obligations.

     "Control" has the following meanings:

          (a) when used with respect to any Security or Security Entitlement, the meaning specified in UCC Section 8-106; and

          (b) when used with respect to any Deposit Account, the meaning specified in UCC Section 9-104.

     "Controlled Deposit Account" means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Administrative Agent is the Depositary Bank's "customer" (as defined in UCC Section 4-104).

     "Controlled Securities Account" means a Securities Account that (i) is maintained in the name of a Lien Grantor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Lien Grantor, the Administrative Agent and such Securities Intermediary.

     "Copyright License" means any written agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor

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grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including any agreement identified in Schedule 1 to any Copyright Security Agreement.

     "Copyrights" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement,
(ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "Copyright Security Agreement" means a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Lien Grantor in favor of the Administrative Agent for the benefit of the Secured Parties.

     "Credit Agreement" means the Credit Agreement dated as of October   , 2003
                                                                       --
among Keystone Automotive Operations, Inc., Keystone Automotive Holdings, Inc., the Lenders party thereto and certain other parties, including Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

     "Deposit Account Control Agreement" means, with respect to any Deposit Account of any Lien Grantor, a Deposit Account Control Agreement substantially in the form of Exhibit H (with any changes that the Administrative Agent and the applicable Lien Grantor shall have approved at the time such agreement is required to be executed pursuant to this Agreement) among such Lien Grantor, the Administrative Agent and the relevant Depositary Bank, (i) providing that such Depositary Bank will comply with instructions originated by the Administrative Agent directing disposition of the funds in such Deposit Account without further consent by such Lien Grantor and (ii) subordinating to the relevant Transaction Lien all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto).

     "Depositary Bank" means a bank at which a Controlled Deposit Account is maintained.

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     "Equity Interest" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof,
(v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

     "Guarantors" means Holdings, each Domestic Subsidiary listed on the signature pages hereof under the caption "Guarantors" and each Domestic Subsidiary that shall, at any time after the date hereof, become a "Guarantor" pursuant to Section 23.

     "Intellectual Property Filing" means (i) with respect to any U.S. Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any U.S. Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Transaction Lien granted to the Administrative Agent in such Recordable Intellectual Property.

     "Intellectual Property Security Agreement" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

     "Issuer Control Agreement" means an Issuer Control Agreement substantially in the form of Exhibit F (with any changes that the Administrative Agent and the applicable Lien Grantor shall have approved).

     "Lien Grantors" means the Borrower and the Guarantors.

     "LLC Interest" means a membership interest or similar interest in a limited liability company.

     "Material Motor Vehicle" means any Personal Property (i) as to which the filing of a financing statement is not effective to perfect a security interest by reason of Section 9-311(a)(2) or (3) of the UCC and (ii) which has a book value in excess of $50,000.

     "Mortgage" means the Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of the date hereof by the

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Borrower to Bank of America, N.A. as Collateral Agent with respect to certain real property located in Exeter, Pennsylvania.

     "Non-Contingent Secured Obligation" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

     "Opinion of Counsel" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case approved by the Administrative Agent (which approval shall not unreasonably be withheld)) addressed and delivered to the Administrative Agent.

     "Original Lien Grantor" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Closing Date.

     "own" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "acquire" refers to the acquisition of any such rights.

     "Partnership Interest" means a partnership interest, whether general or limited.

     "Patent License" means any written agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including any agreement identified in Schedule 1 to any Patent Security Agreement.

     "Patents" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

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     "Patent Security Agreement" means a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Lien Grantor in favor of the Administrative Agent for the benefit of the Secured Parties.

     "Perfection Certificate" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit E, completed and supplemented with the schedules contemplated thereby to the reasonable satisfaction of the Administrative Agent, and signed by an officer of such Lien Grantor.

     "Permitted Liens" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to
Section 7.01 of the Credit Agreement.

     "Personal Property Collateral" means all property included in the Collateral except Real Property Collateral.

     "Pledged", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time.

     "Post-Petition Interest" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more of the Lien Grantors (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

     "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

     "Real Property Collateral" means all real property interests subject to the Mortgage.

     "Recordable Intellectual Property" means (i) any Patent registered with the United States Patent and Trademark Office, and any Patent License with respect to a Patent so registered, (ii) any Trademark registered with the United States Patent and Trademark Office, and any Trademark License with respect to a

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Trademark so registered, (iii) any Copyright registered with the United States
Copyright Office and any Copyright License with respect to a Copyright so registered, and all rights in or under any of the foregoing.

     "Release Conditions" means the following conditions for releasing all the Secured Guarantees and terminating all the Transaction Liens:

          (i) all Commitments under the Credit Agreement shall have expired or been terminated;

          (ii) all Non-Contingent Secured Obligations shall have been paid in full; and

          (iii) no Contingent Secured Obligation (other than contingent indemnification and expense reimbursement obligations as to which no claim shall have been asserted or are not yet due and payable) shall remain outstanding;

provided that the condition in clause (iii) shall not apply to outstanding Letters of Credit or cash collateralized L/C if (x) no Event of Default has occurred and is continuing and (y) (1) the Borrower has granted to the Administrative Agent, for the benefit of the Revolving Lenders, a security interest in Permitted Investments reasonably acceptable to the Administrative Agent (or causes a bank reasonably acceptable to the Administrative Agent to issue a letter of credit naming the Administrative Agent as beneficiary) in an amount exceeding 115% of the L/C Obligations (plus any accrued and unpaid interest thereon) as of the date of such termination, on terms and conditions and pursuant to documentation reasonably satisfactory to the Administrative Agent or (2) such Letters of Credit shall have been cash collateralized on terms and conditions reasonably satisfactory to the Administrative Agent.

     "Secured Agreement", when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Borrower, obligations of a guarantor and/or rights of the holder with respect to such Secured Obligation.

     "Secured Guarantee" means, with respect to each Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or Section 1 of a Security Agreement Supplement.

     "Secured Obligations" means (i) all principal of all Loans and L/C Reimbursement Obligations outstanding from time to time under the Credit Agreement, all interest (including Post-Petition Interest) on such Loans and L/C Reimbursement Obligations and all other amounts now or hereafter payable by

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the Borrower pursuant to the Loan Documents and (ii) all obligations (if any)
designated by the Borrower as additional Secured Obligations pursuant to Section 24.

     "Secured Parties" means the holders from time to time of the Secured Obligations.

     "Secured Party Requesting Notice" means, at any time, a Secured Party that has, at least five Business Days prior thereto, delivered to the Administrative Agent a written notice (i) stating that it holds one or more Secured Obligations and wishes to receive copies of the notices referred to in Section 21(e) and
(ii) setting forth its address, facsimile number and e-mail address to which copies of such notices should be sent.

     "Securities Account Control Agreement" means, when used with respect to a Securities Account, a Securities Account Control Agreement substantially in the form of Exhibit G (with any changes that the Administrative Agent and the applicable Lien Grantor shall have approved at the time such agreement is required to be executed pursuant to this Agreement) among the relevant Securities Intermediary, the relevant Lien Grantor and the Administrative Agent to the effect that such Securities Intermediary will comply with Entitlement Orders originated by the Administrative Agent with respect to such Securities Account without further consent by the relevant Lien Grantor.

     "Security Agreement Supplement" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Administrative Agent for the purpose of adding a Subsidiary as a party hereto pursuant to Section 23 and/or adding additional property to the Collateral.

     "Security Documents" means this Agreement, the Security Agreement Supplements, the Deposit Account Control Agreements, the Issuer Control Agreements, the Securities Account Control Agreements, the Mortgage, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, control agreements, mortgages or similar instruments delivered pursuant to the Loan Documents.

     "Subsidiary Guarantor" means a Guarantor other than Holdings.

     "Trademark License" means any written agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark, including any agreement identified in Schedule 1 to any Trademark Security Agreement.

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     "Trademarks" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "Trademark Security Agreement" means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Lien Grantor in favor of the Administrative Agent for the benefit of the Secured Parties.

     "Transaction Liens" means the Liens granted by the Lien Grantors under the Security Documents.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

     (d) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or

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otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (v) the word "property" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 2. Guarantees by Guarantors.

     (a) Secured Guarantees. Each Guarantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If the Borrower fails to pay any Secured Obligation punctually when due (after taking in to account any applicable grace periods), each Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement.

     (b) Secured Guarantees Unconditional. The obligations of each Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower, any other Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to any Secured Agreement or Acquisition Document;

          (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower, any other Guarantor or any other Person under any Secured Agreement;

          (iv) any change in the corporate existence, structure or ownership of the Borrower, any other Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Borrower, any other

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     Guarantor or any other Person under any Secured Agreement or Acquisition
     Document;

          (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against the Borrower, any other Guarantor, any Secured Party or any other Person, whether in connection with the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against the Borrower, any other Guarantor or any other Person for any reason of any Secured Agreement or Acquisition Document, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by the Borrower, any other Guarantor or any other Person; or

          (vii) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor, any other party to any Secured Agreement or Acquisition Document, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause
     (vii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.

     (c) Release of Secured Guarantees. (i) All the Secured Guarantees will be released when all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Borrower or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

          (ii) If all the capital stock of a Guarantor or all the assets of a Guarantor are sold to a Person other than the Borrower or one of its Subsidiaries in a transaction permitted by the Credit Agreement (any such sale, a "Sale of Guarantor"), the Administrative Agent shall release such Guarantor from its Secured Guarantee; provided that, if the Net Cash Proceeds of such sale are required to be applied to repay the Loans pursuant to the Credit Agreement, arrangements reasonably satisfactory to the Administrative Agent have been made to apply the Net Proceeds thereof as required by the Credit Agreement. Such release shall not require the consent of any Secured Party, and the Administrative Agent shall be fully protected in relying on a certificate of the Borrower as to whether any particular sale constitutes a Sale of Guarantor.

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          (iii) In addition to any release permitted by subsection (ii), the
     Administrative Agent may release any Secured Guarantee with the prior written consent of the Required Lenders; provided that any release of all or substantially all the Secured Guarantees shall require the consent of all the Lenders.

     (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other Guarantor or any other Person.

     (e) Subrogation. A Guarantor that makes a payment with respect to a Secured Obligation hereunder shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided that no Guarantor shall enforce any payment by way of subrogation against the Borrower, or by reason of contribution against any other Guarantor until all the Release Conditions have been satisfied.

     (f) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by the Borrower is stayed by reason of the insolvency or receivership of the Borrower or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent.

     (g) Right of Set-Off. If any Secured Obligation is not paid promptly when due, each of the Secured Parties and their respective Affiliates is authorized, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of any Guarantor against the obligations of such Guarantor under its Secured Guarantee, irrespective of whether or not such Secured Party shall have made any demand thereunder and although such obligations may be unmatured. The rights of each Secured Party under this subsection are in addition to all other rights and remedies (including other rights of set-off) that such Secured Party may have.

     (h) Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Guarantor and its successors and assigns, and shall be enforceable by the Administrative Agent or the Secured Parties. If all or part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

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     (i) Limitation on Obligations of Subsidiary Guarantor. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

     SECTION 3. Grant of Transaction Liens.

     (a) The Borrower, in order to secure the Secured Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Borrower or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

          (i) all Accounts;

          (ii) all Chattel Paper;

          (iii) all Deposit Accounts;

          (iv) all Documents;

          (v) all Equipment;

          (vi) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property);

          (vii) all Instruments;

          (viii) all Inventory;

          (ix) all Investment Property;

          (x) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral;

          (xi) such Original Lien Grantor's ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and
     (4) all other money in the possession of the Administrative Agent; and

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

          (xii) all Proceeds of the Collateral described in the foregoing clauses (i) through (xi);

provided that the following property is excluded from the foregoing security interests: (A) voting Equity Interests in any Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 66% of all voting Equity Interests in such Foreign Subsidiary, (B) any asset subject to a Lien permitted by Section 7.01(j) of the Credit Agreement but only so long as such Lien secures Indebtedness the proceeds of which were applied to finance the acquisition of such asset in compliance with the proviso of Section 7.03(j) of the Credit Agreement, (C) any asset subject to a Lien permitted by Section 7.01(i) of the Credit Agreement, but only so long as the applicable capital lease or sale and leaseback transaction is in effect, (D) Equipment leased by an Original Lien Grantor under a lease that prohibits the granting of a Lien on such Equipment, (E) any Copyright License, Patent License or Trademark License or software which would be rendered invalid or unenforceable by the grant of a security interest created pursuant to the terms of this Agreement, in each case, only for so long as, and to the extent that, such prohibition or reason for such invalidity exists, and (F) any general intangibles or other rights arising under any contract, instrument, license or other document, in each such case in this clause (F) if (but only to the extent that) the grant of a security interest therein would constitute a violation of a valid and effective restriction in favor of a third party, unless and until all required consents shall have been obtained. Each Lien Grantor shall use all commercially reasonable efforts to obtain any such required consent that is reasonably obtainable for any contract, instrument, license or other document or general intangible that is material to the operation of such Lien Grantor's business.

     (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

     (c) The Transaction Liens are granted as security only (not as a transfer of the title to any Collateral, other than upon the exercise of remedies in accordance with the terms of this Agreement) and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith. Each Lien Grantor may continue to exploit, use, enjoy and protect the Collateral in the ordinary course of its business subject to the provisions of the Credit Agreement.

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

     SECTION 4. General Representations and Warranties. Each Original Lien Grantor represents and warrants that:

     (a) Such Lien Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

     (b) Schedule 1 lists all Equity Interests in Subsidiaries and Affiliates owned by such Lien Grantor as of the Closing Date. Such Lien Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

     (c) Schedule 2 lists, as of the Closing Date, (i) all Securities owned by such Lien Grantor (except Securities evidencing Equity Interests in Subsidiaries and Affiliates) and (ii) all Securities Accounts to which Financial Assets are credited in respect of which such Lien Grantor owns Security Entitlements. Such Lien Grantor owns no Commodity Account in respect of which such Lien Grantor is the Commodity Customer.

     (d) All Pledged Equity Interests owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any inchoate tax liens and other Liens not securing Indebtedness and which are not yet due or which are being contested in good faith, in each case to the extent such Liens are permitted under Section 7.01 of the Credit Agreement. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Loan Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

     (e) Such Lien Grantor has good and marketable title to, or a valid leasehold interest in, all its Collateral (subject to exceptions that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens or, in the case of Pledged Equity Interests, Liens described in clause (d) above.

     (f) No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Closing Date, no Collateral owned by such

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

Lien Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

     (g) The Transaction Liens on all Personal Property Collateral owned by such Lien Grantor (i) have been validly created, (ii) will attach to each item of such Collateral on the Closing Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor's Secured Guarantee, as the case may be.

     (h) When the Mortgage has been duly executed and delivered, the Transaction Liens on the Real Property Collateral owned by such Lien Grantor as of the Closing Date will have been validly created and will secure all the Secured Obligations. When such Mortgage has been duly recorded, such Transaction Liens will rank prior to all other Liens (except Permitted Liens) on such Real Property Collateral.

     (i) Such Lien Grantor has delivered a Perfection Certificate to the Administrative Agent. The information set forth therein is correct and complete as of the Closing Date.

     (j) When UCC financing statements describing the Collateral as set forth in Exhibit A to such Lien Grantor's Perfection Certificate have been filed in the offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Personal Property Collateral then owned by such Lien Grantor (including after-acquired property) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor's Recordable Intellectual Property (including any future filings required pursuant to Sections 5(a) and 8(a)), the Transaction Liens will constitute perfected security interests in all right, title and interest of such Lien Grantor in its Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings under applicable law, prior to all Liens and rights of others therein except Permitted Liens. Except for (i) the filing of such UCC financing statements, (ii) such Intellectual Property Filings and (iii) the due recordation of the Mortgage, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Security Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Transaction Liens or for the enforcement of the Transaction Liens.

     (k) Such Lien Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect its interest in any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

     (l) Such Lien Grantor's Collateral is insured as required by Section 6.07 of the Credit Agreement.

     (m) All of such Lien Grantor's Inventory has or will have been produced in compliance, in all material respects, with the applicable requirements of the Fair Labor Standards Act, as amended.

     SECTION 5. Further Assurances; General Covenants. Each Lien Grantor covenants as follows:

     (a) Such Lien Grantor will, from time to time, at the Borrower's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any Intellectual Property Filing and any filing of financing or continuation statements under the UCC) that from time to time may be necessary or that the Administrative Agent may reasonably request, in order to:

          (i) create, preserve, perfect, confirm or validate the Transaction Liens on such Lien Grantor's Collateral;

          (ii) in the case of Pledged Deposit Accounts and Pledged Investment Property, cause the Administrative Agent to have Control thereof;

          (iii) enable the Administrative Agent and the other Secured Parties to obtain the full benefits of the Security Documents; or

          (iv) enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor's Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Administrative Agent to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor constitutes the Administrative Agent its attorney-in-fact to execute and file all Intellectual Property Filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 22. The Borrower will pay the costs of, or incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

     (b) Such Lien Grantor will not (i) change its name or corporate structure,
(ii) change its location (determined as provided in UCC Section 9-307) or (iii) become bound, as provided in UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Administrative Agent prior notice thereof and delivered an Opinion of Counsel with respect thereto in accordance with Section 5(c).

     (c) At least 30 days before it takes any action contemplated by Section 5(b), such Lien Grantor will, at the Borrower's expense, (i) cause to be delivered to the Administrative Agent an Opinion of Counsel, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded in order to perfect and protect the Transaction Liens against all creditors of and purchasers from such Lien Grantor after it takes such action (except any continuation statements specified in such Opinion of Counsel that are to be filed after the date thereof) have been filed or recorded in each office necessary for such purpose and (ii) cause all fees and taxes, if any, payable in connection with such filings or recordations to have been paid in full.

     (d) With respect to the warehouse facility located at Shawnee and Armourdale Parkway in Kansas City, Kansas at which Collateral is in the possession or control of a warehouseman, bailee or agent, the applicable Lien Grantor will (i) notify such warehouseman, bailee or agent of the relevant Transaction Liens, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions (which shall permit such Collateral to be removed by such Lien Grantor until the Administrative Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts to cause such warehouseman, bailee or agent to Authenticate a Record acknowledging that it holds possession of such Collateral for the Administrative Agent's benefit and
(iv) make such Authenticated Record available to the Administrative Agent.

     (e) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless (i) doing so would violate a covenant in the Credit Agreement or (ii) an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified such Lien Grantor in writing that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale, lease, exchange, assignment or other disposition (except a sale, exchange, assignment or disposition to another Lien Grantor or a lease) permitted by the foregoing proviso, the Transaction Liens on the assets sold, exchanged, assigned or disposed of (but not in any Proceeds arising from such sale, exchange, assignment or disposition) will cease immediately without any action by the Administrative Agent or any other Secured Party. The Administrative Agent will, at the Borrower's expense, execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset so sold, exchanged, assigned or disposed of is no longer subject to a Transaction Lien.

     (f) Such Lien Grantor will, promptly upon request, provide to the Administrative Agent all information and evidence concerning such Lien Grantor's Collateral that the Administrative Agent may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.

     SECTION 6. Accounts. Each Lien Grantor covenants as follows:

     (a) Such Lien Grantor will use commercially reasonable efforts to cause to be collected in accordance with reasonable business practice from its account debtors, when due, all amounts owing under its Accounts (including delinquent Accounts, which will be collected in accordance with generally accepted commercial collection procedures) and will apply all amounts collected thereon, forthwith upon receipt thereof, to the outstanding balances of such Accounts. Subject to the rights of the Administrative Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or settlement for less than the total unpaid balance, that such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in the ordinary course of business and consistent with such Lien Grantor's collection practices as in effect from time to time. The reasonable out-of-pocket costs and expenses (including attorney's fees) of collection, whether incurred by such Lien Grantor or the Administrative Agent, shall be paid by such Lien Grantor.

     (b) If payments with respect to any of such Lien Grantor's Accounts are received in a lockbox or similar account, such Lien Grantor will, to the extent required by Section 10 hereof, (i) cause such account to be a Controlled Deposit Account and (ii) cause the relevant depositary bank to subordinate to the relevant Transaction Lien all its claims to such account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto).

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

The Administrative Agent will instruct the relevant depositary bank to transfer funds credited to any such account, as promptly as practicable after receipt thereof, to a Controlled Deposit Account designated by such Lien Grantor, to the extent required by Section 10 hereof; provided that, if an Event of Default shall have occurred and be continuing, the Administrative Agent may designate the Controlled Deposit Account to which such funds are transferred.

     (c) If an Event of Default shall have occurred and be continuing, such Lien Grantor will, if requested to do so by the Administrative Agent, promptly notify (and such Lien Grantor authorizes the Administrative Agent so to notify) each account debtor in respect of any of its Accounts that such Accounts have been assigned to the Administrative Agent hereunder, and that any payments due or to become due in respect of such Accounts are to be made directly to the Administrative Agent or its designee.

     SECTION 7. Equipment. Each Lien Grantor covenants that it will, at the request of the Administrative Agent at any time an Event of Default has occurred and is continuing, within 20 days of such request, deliver to the Administrative Agent any and all certificates of title, applications for title or similar evidence of ownership of each Material Motor Vehicle with the Administrative Agent duly noted as lien holder on any such certificate of title or similar evidence of ownership. Each Lien Grantor covenants that it will not permit any of its Pledged Equipment to become a fixture to real estate or an accession to any personal property that is not included in the Collateral.

     SECTION 8. Recordable Intellectual Property. Each Lien Grantor covenants as follows:

     (a) On the Closing Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will sign and deliver to the Administrative Agent Intellectual Property Security Agreements with respect to all Recordable Intellectual Property then owned by it. Within 30 days after each September 30 thereafter, it will sign and deliver to the Administrative Agent an appropriate Intellectual Property Security Agreement covering any Recordable Intellectual Property owned by it on such September 30 that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly make all Intellectual Property Filings necessary to record the Transaction Liens on such Recordable Intellectual Property.

     (b) Such Lien Grantor will notify the Administrative Agent promptly if it knows that any application or registration relating to any Recordable Intellectual Property owned or licensed by it may become abandoned or dedicated to the public (unless such abandonment was the result of a decision taken in the reasonable business judgment of such Lien Grantor to abandon such Recordable Intellectual Property), or of any adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Lien Grantor's ownership of such Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of such Lien Grantor's rights to any Recordable Intellectual Property are infringed, misappropriated or diluted by a third party, such Lien Grantor will notify the Administrative Agent within 30 days after it learns thereof and will, unless such Lien Grantor shall reasonably determine that such action would be of negligible value, economic or otherwise, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such Recordable Intellectual Property.

     SECTION 9. Investment Property. Each Lien Grantor represents, warrants and covenants as follows:

     (a) Certificated Securities. On the Closing Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Administrative Agent as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other certificate representing a Pledged Certificated Security, such Lien Grantor will immediately deliver such certificate to the Administrative Agent as Collateral hereunder. The provisions of this subsection are subject to the limitation in
Section 9(j) in the case of voting Equity Interests in a Foreign Subsidiary.

     (b) Uncertificated Securities. On the Closing Date no Lien Grantor owns any Uncertificated Securities. If at any time any Lien Grantor acquires any Uncertificated Securities, such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security then owned by such Lien Grantor and deliver such Issuer Control Agreement to the Administrative Agent (which shall enter into the same). The provisions of this subsection are subject to the limitation in
Section 9(j) in the case of voting Equity Interests in a Foreign Subsidiary.

     (c) Security Entitlements. On the Closing Date no Lien Grantor owns any Security Entitlement. If at any time any Lien Grantor acquires any Security Entitlements, such Lien Grantor will, with respect to each Security Entitlement then owned by it, enter into (and cause the relevant Securities Intermediary to enter into) a Securities Account Control Agreement in respect of such Security

Entitlement and the Securities Account to which the underlying Financial Asset is credited and will deliver such Securities Account Control Agreement to the Administrative Agent (which shall enter into the same).

     (d) Perfection as to Certificated Securities. When such Lien Grantor delivers the certificate representing any Pledged Certificated Security owned by it to the Administrative Agent and complies with Section 9(h) in connection with such delivery, (i) the Transaction Lien on such Pledged Certificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Administrative Agent will have Control of such Pledged Certificated Security and
(iii) the Administrative Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

     (e) Perfection as to Uncertificated Securities. When such Lien Grantor, the Administrative Agent and the issuer of any Pledged Uncertificated Security owned by such Lien Grantor enter into an Issuer Control Agreement with respect thereto, (i) the Transaction Lien on such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Administrative Agent will have Control of such Pledged Uncertificated Security and (iii) the Administrative Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

     (f) Perfection as to Security Entitlements. So long as the Financial Asset underlying any Security Entitlement owned by such Lien Grantor is credited to a Controlled Securities Account, (i) the Transaction Lien on such Security Entitlement will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Securities Intermediary that are Permitted Liens) and (ii) the Administrative Agent will have Control of such Security Entitlement.

     (g) Agreement as to Applicable Jurisdiction. In respect of all Security Entitlements owned by such Lien Grantor, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary's jurisdiction (determined as provided in UCC Section 8-110(e)) will at all times be located in the United States.

     (h) Delivery of Pledged Certificates. All Pledged Certificates, when delivered to the Administrative Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance reasonably satisfactory to the Administrative Agent.

     (i) Communications. Each Lien Grantor will promptly give to the Administrative Agent copies of any notices and other communications received

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

by it with respect to (i) Pledged Securities registered in the name of such Lien Grantor or its nominee and (ii) Pledged Security Entitlements as to which such Lien Grantor is the Entitlement Holder, in each case while an Event of Default has occurred and is continuing.

     (j) Foreign Subsidiaries. A Lien Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any voting Equity Interest in a Foreign Subsidiary if and to the extent (but only to the extent) that such voting Equity Interest is excluded from the Transaction Liens at such time pursuant to clause (A) of the proviso at the end of Section 3(a) and/or the comparable provisions of one or more Security Agreement Supplements.

     (k) Compliance with Applicable Foreign Laws. If and so long as the Collateral includes (i) any Equity Interest in, or other Investment Property issued by, a legal entity organized under the laws of a jurisdiction outside the United States or (ii) any Security Entitlement in respect of a Financial Asset issued by such a foreign legal entity, the relevant Lien Grantor will take all such reasonable action as may be required under the laws of such foreign jurisdiction to ensure that the Transaction Lien on such Collateral ranks prior to all Liens and rights of others therein.

     SECTION 10. Controlled Deposit Accounts. Each Lien Grantor represents, warrants and covenants as follows:

     (a) Within 60 days after the Closing Date, subject to Section 10(d), all cash owned by such Lien Grantor will be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts. Each Controlled Deposit Account will be operated as provided in Section 12.

     (b) In respect of each Controlled Deposit Account, the Depositary Bank's jurisdiction (determined as provided in UCC Section 9-304) will at all times be a jurisdiction in which Article 9 of the Uniform Commercial Code is in effect.

     (c) So long as the Administrative Agent has Control of a Controlled Deposit Account, the Transaction Lien on such Controlled Deposit Account will be perfected, subject to no prior Liens or rights of others (except the Depositary Bank's right to deduct its normal operating charges and any uncollected funds previously credited thereto, and any Permitted Liens in existence on the Closing Date and not securing Indebtedness).

     (d) Materiality Exception. The Lien Grantors have the right not to comply with the foregoing provisions of this Section with respect to (i) an account in the name of Holdings with a balance not exceeding $200,000 at any time and

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

(ii) Deposit Accounts with any Depository Bank having total collected balances that do not at any time exceed $250,000 in the aggregate for all Deposit Accounts of all Lien Grantors held by such Depository Bank; provided that the total collected balances in all such accounts under this clause (ii) shall not at any time exceed $1,000,000 in the aggregate for all Lien Grantors. However, if an Event of Default occurs and is continuing, the Administrative Agent may terminate the foregoing right not to comply, or reduce the amount thereof, by giving at least 10 Business Days' notice of such termination or reduction to the relevant Lien Grantors.

     SECTION 11. Cash Collateral Accounts. (a)(i) If and when required for purposes hereof, the Administrative Agent will establish with respect to each Lien Grantor an account (its "Cash Collateral Account"), in the name and under the exclusive control of the Administrative Agent, into which all amounts owned by such Lien Grantor that are to be deposited therein pursuant to the Loan Documents shall be deposited from time to time. (ii) If and when required under the Credit Agreement, the Administrative Agent will establish with respect to each Lien Grantor an account (its "Insurance Proceeds Account"), and an account (its "Retail Facilities Proceeds Account"; together, the Cash Collateral Accounts, the Insurance Proceeds Accounts and the Retail Facilities Proceeds Accounts are the "Lien Grantor Collateral Accounts"), each in the name and under the exclusive control of the Administrative Agent, into which all amounts owned by such Lien Grantor that are to be deposited therein pursuant to the Loan Documents shall be deposited from time to time. Each Lien Grantor Collateral Account will be operated as provided in this Section and Section 12.

     (b) The Administrative Agent shall deposit the following amounts, as and when received by it, in the Borrower's Cash Collateral Account:

          (i) each amount required by Section 2.03(g) of the Credit Agreement to be deposited therein to cover outstanding L/C Obligations;

          (ii) each amount elected by the Borrower pursuant to Section 2.06(h) of the Credit Agreement to be deposited therein to cover outstanding Eurodollar Rate Loans;

          (iii) each Cash Distribution required by Section 15 to be deposited therein; and

          (iv) each amount realized or otherwise received by the Administrative Agent with respect to assets of the Borrower upon any exercise of remedies pursuant to any Security Document.

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

     (c) The Administrative Agent shall deposit in the Cash Collateral Account of each Lien Grantor (other than the Borrower):

          (i) each Cash Distribution required by Section 15 to be deposited therein; and

          (ii) each amount realized or otherwise received by the Administrative Agent with respect to assets of such Lien Grantor upon any exercise of remedies pursuant to any Security Document.

     (d) The Administrative Agent shall deposit in the Insurance Proceeds Account of each Lien Grantor all amounts required by the Credit Agreement to be deposited therein.

     (e) The Administrative Agent shall deposit in the Retail Facilities Proceeds Account of each Lien Grantor all amounts required by the Credit Agreement to be deposited therein.

     (f) The Administrative Agent shall maintain such records and/or establish such sub-accounts as shall be required to enable it to identify the amounts held in each Lien Grantor Collateral Account from time to time pursuant to each clause of subsection (b), (c), (d) and (e) of this Section, as applicable.

     (g) Unless (x) an Event of Default shall have occurred and be continuing and the Required Lenders shall have instructed the Administrative Agent to stop withdrawing amounts from the Lien Grantor Collateral Accounts pursuant to this subsection or (y) the maturity of the Loans shall have been accelerated pursuant to Article 8 of the Credit Agreement, the Administrative Agent may withdraw amounts from the Lien Grantor Collateral Accounts and apply them for the following purposes:

          (i) any amount deposited pursuant to Section 2.03(g) of the Credit Agreement to cover outstanding LC Obligations shall be withdrawn and applied to pay such LC Obligations as they become due;

          (ii) any amount deposited pursuant to Section 2.06(h) of the Credit Agreement to cover outstanding Eurodollar Rate Loans shall be withdrawn and applied to pay such Eurodollar Rate Loans at the end of the Interest Period applicable thereto in accordance with the Credit Agreement;

          (iii) any Cash Distribution deposited pursuant to Section 15 shall, at the relevant Lien Grantor's request, (x) be withdrawn and applied to pay Secured Obligations that are then due and payable or (y) if no Event of Default has occurred and is continuing, be withdrawn and returned to such Lien Grantor;

          (iv) any proceeds deposited into any Insurance Proceeds Account in accordance with the provisions of the definition of "Extraordinary Receipt" in the Credit Agreement shall, at the relevant Lien Grantor's request, be made available to the relevant Lien Grantor to be applied by such Lien Grantor as provided in the definition of "Extraordinary Receipt" in the Credit Agreement; and

          (v) any proceeds deposited into any Retail Facilities Proceeds Account in accordance with the terms of the Credit Agreement shall, at the relevant Lien Grantor's request, be made available to the relevant Lien Grantor to be applied by such Lien Grantor as provided in Section 7.05(g) of the Credit Agreement.

     SECTION 12. Operation of Collateral Accounts. (a) All Cash Distributions received with respect to assets held in any Collateral Account shall be deposited therein promptly upon receipt thereof.

     (b) Funds held in any Controlled Securities Account may, until withdrawn, be invested and reinvested in such Permitted Investments as the relevant Lien Grantor shall request from time to time; provided that, if an Event of Default shall have occurred and be continuing, Administrative Agent may select such Permitted Investments.

     (c) Funds held in any Controlled Deposit Account or Lien Grantor Collateral Account may, until withdrawn, be invested and reinvested in such Permitted Investments as the relevant Lien Grantor shall request from time to time; provided that if an Event of Default shall have occurred and be continuing, Administrative Agent may select such Permitted Investments.

     (d) With respect to each Collateral Account (except a Cash Collateral Account, as to which Section 11 applies), the Administrative Agent will instruct the relevant Securities Intermediary or Depositary Bank that the relevant Lien Grantor may withdraw, or direct the disposition of, funds held therein unless and until the Administrative Agent rescinds such instruction. The Administrative Agent will not rescind such instructions unless an Event of Default shall have occurred and be continuing. Notwithstanding that an Issuer Control Agreement, Securities Account Control Agreement or Deposit Account Control Agreement may allow the Administrative Agent to rescind such instructions at any time, no such provision in any Issuer Control Agreement, Securities Account Control Agreement or Deposit Account Control Agreement shall operate as a waiver to the second sentence of this clause (d). In addition, notwithstanding that an Issuer

Control Agreement, Securities Account Agreement or Deposit Account Control Agreement may allow the Administrative Agent to request that the issuer, the securities intermediary or the deposit bank provide notices, statements or other communications concerning the relevant Collateral Account to the Administrative Agent at any time, the Administrative Agent will make any such request unless an Event of Default shall have occurred and be continuing.

     (e) If an Event of Default shall have occurred and be continuing, the Administrative Agent may (i) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain, all cash and investments then held in any Collateral Account, (ii) liquidate, or instruct the relevant Securities Intermediary or Depositary Bank to liquidate, any or all investments held therein and/or (iii) withdraw any amounts held therein and apply such amounts as provided in Section 17.

     (f) If immediately available cash on deposit in any Collateral Account is not sufficient to make any distribution or withdrawal to be made pursuant hereto, the Administrative Agent will cause to be liquidated, as promptly as practicable, such investments held in or credited to such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.

     SECTION 13. Transfer Of Record Ownership. At any time when an Event of Default shall have occurred and be continuing, the Administrative Agent may (and to the extent that action by it is required, the relevant Lien Grantor, if directed to do so by the Administrative Agent, will as promptly as practicable) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be transferred of record into the name of the Administrative Agent or its nominee. Each Lien Grantor will take any and all actions reasonably requested by the Administrative Agent to facilitate compliance with this Section. The Administrative Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Administrative Agent with respect to Pledged Securities registered in the name of the Administrative Agent or its nominee.

     SECTION 14. Right to Vote Securities. (a) Unless an Event of Default shall have occurred and be continuing, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it and the Financial Asset underlying any Pledged Security Entitlement owned by it, and the Administrative Agent will, upon receiving a written request from such Lien Grantor, promptly deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered

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

in the name of the Administrative Agent or its nominee or any such Pledged Security Entitlement as to which the Administrative Agent or its nominee is the Entitlement Holder, in each case as shall be specified in such request and be in form and substance reasonably satisfactory to the Administrative Agent. Unless an Event of Default shall have occurred and be continuing, the Administrative Agent will have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto.

     (b) If an Event of Default shall have occurred and be continuing, the Administrative Agent will have the right to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Investment Property, the other Pledged Equity Interests (if any) and the Financial Assets underlying the Pledged Security Entitlements, with the same force and effect as if the Administrative Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Administrative Agent may reasonably request from time to time to give effect to such right.

     SECTION 15. Certain Cash Distributions. Cash Distributions with respect to assets held in a Collateral Account shall be deposited and held therein, or withdrawn therefrom, as provided in Section 12. Cash Distributions with respect to any Pledged Equity Interest or Pledged Indebtedness that is not held in a Collateral Account (whether held in the name of a Lien Grantor or in the name of the Administrative Agent or its nominee) shall, except as provided in Section 10(d), be deposited, promptly upon receipt thereof, in a Controlled Deposit Account of the relevant Lien Grantor; provided that, if an Event of Default shall have occurred and be continuing, the Administrative Agent may deposit, or direct the recipient thereof to deposit, each such Cash Distribution in the relevant Lien Grantor's Cash Collateral Account.

     SECTION 16. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Administrative Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents. The Lenders may exercise remedies to foreclose on the Collateral pursuant to this Agreement only through the Administrative Agent (at the direction of the Required Lenders), and not individually; provided that nothing in this sentence shall be construed to limit the exercise of any other rights (including without limitation rights of set-off and the rights provided in, and subject to the provisions of, Section 8.02 of the Credit Agreement) that any Lender may have under the Loan Documents.

     (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Administrative Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Personal Property Collateral and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Collateral Accounts and apply such cash as provided in Section 17 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by Section 19. The foregoing provisions of this subsection shall apply to Real Property Collateral only to the extent permitted by applicable law and the provisions of the Mortgage, any applicable mortgage or other document.

     (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing:

          (i) the Administrative Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Administrative Agent shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license of which the Administrative Agent shall have received a copy;

          (ii) the Administrative Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Administrative Agent and each other Secured Party from liability for, and agrees to hold the Administrative Agent and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Administrative Agent's or such Secured Party's gross negligence or willful misconduct; and

          (iii) upon request by the Administrative Agent (which shall not be construed as implying any limitation on its rights or powers), each Lien

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

     Grantor will execute and deliver to the Administrative Agent a power of attorney, in form and substance reasonably satisfactory to the Administrative Agent, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged intellectual property or any action related thereto which is authorized hereunder. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Administrative Agent its know-how and expertise (to the extent available) relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.

     SECTION 17. Application of Proceeds. If an Event of Default shall have occurred and be continuing, the Administrative Agent may apply (i) any cash held in the Collateral Accounts and (ii) the proceeds of any sale or other disposition of all or any part of the Collateral, in the order of priorities specified in Section 8.03 of the Credit Agreement, provided that Collateral owned by a Subsidiary Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent permitted by the limitation in Section 2(i). The Administrative Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

     (b) If at any time any portion of any monies collected or received by the Administrative Agent would, but for the provisions of this Section 17(b), be payable pursuant to Section 17(a) in respect of a Contingent Secured Obligation, the Administrative Agent shall not apply any monies to pay such Contingent Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Administrative Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Administrative Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Administrative Agent as to the maximum ascertainable amount thereof, the Administrative Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Administrative Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies or invest such monies in Permitted Investments. All such monies and Permitted

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

Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 17(b) rather than Section 17(a). The Administrative Agent will hold all such monies and Permitted Investments and the net proceeds thereof in trust until all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Administrative Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 17(a) (i.e., clause second or fourth) were not paid in full, the Administrative Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section 17(a). If (i) the holder of such Contingent Secured Obligation shall advise the Administrative Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Administrative Agent still holds any amount held in trust pursuant to this Section 17(b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount will be applied by the Administrative Agent in the order of priorities set forth in
Section 17(a).

     (c) In making the payments and allocations required by this Section, the Administrative Agent may rely upon information supplied to it pursuant to
Section 21(c). All distributions made by the Administrative Agent pursuant to this Section shall be final (except in the event of manifest error) and the Administrative Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

     SECTION 18. Fees and Expenses; Indemnification. (a) The Borrower will forthwith upon demand pay to the Administrative Agent:

          (i) the amount of any taxes that the Administrative Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon;

          (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Administrative Agent may incur in connection with
     (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Administrative Agent of any of its rights or powers under the Security Documents;

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

          (iii) the amount of any fees that the Borrower shall have agreed in writing to pay to the Administrative Agent and that shall have become due and payable in accordance with such written agreement; and

          (iv) the amount required to indemnify the Administrative Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Administrative Agent in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Administrative Agent's gross negligence or willful misconduct or a breach of any duty that the Administrative Agent has under this Agreement (after giving effect to Sections 20 and 21).

Any such amount not paid to the Administrative Agent within three (3) Business Days after demand will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day.

     (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Borrower will pay such tax and provide any required tax stamps to the Administrative Agent or as otherwise required by law.

     (c) The Borrower shall indemnify each of the Secured Parties, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") against, and hold each Indemnitee harmless from, any and all liabilities, losses, damages, costs and expenses of any kind (including reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel) arising out of, or in connection with any and all Environmental Liabilities, except to the extent that such liability, loss, damage, cost or expense arises from the gross negligence or willful misconduct of such Indemnitee. Without limiting the generality of the foregoing, each Lien Grantor waives all rights for contribution and all other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or related to Environmental Laws that it might have by statute or otherwise against any Indemnitee, except to the extent that such liability, loss, damage, cost or expense arises from the gross negligence or willful misconduct of such Indemnitee.

     SECTION 19. Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the

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

Borrower's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

          (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Personal Property Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Administrative Agent will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Administrative Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

     SECTION 20. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Administrative Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Administrative Agent in good faith, except to the extent that such liability arises from the Administrative Agent's gross negligence or willful misconduct.

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

     SECTION 21. General Provisions Concerning the Administrative Agent.

     (a) The provisions of Article 9 of the Credit Agreement shall inure to the benefit of the Administrative Agent, and shall be binding upon all Lien Grantors and all Secured Parties, in connection with this Agreement and the other Security Documents. Without limiting the generality of the foregoing, (i) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Administrative Agent is required in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.01 of the Credit Agreement), and
(iii) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any Lien Grantor that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Administrative Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Administrative Agent by Holdings, the Borrower or a Secured Party.

     (b) Sub-Agents and Related Parties. The Administrative Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Administrative Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 20 and this Section shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent.

     (c) Information as to Secured Obligations and Actions by Secured Parties. For all purposes of the Security Documents, including determining the amounts of the Secured Obligations and whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any action has been taken under any Secured Agreement, the Administrative Agent will be entitled to rely on information from
(i) its own records for information as to the Lenders, their Secured Obligations and actions taken by them, (ii) any Secured Party (or any trustee, agent or similar representative designated pursuant to Section 24(b) to supply such information) for information as to its Secured Obligations and actions taken by it, to the extent that the Administrative Agent has not obtained such information from its own records, and (iii) the Borrower, to the extent that the Administrative Agent has not obtained information from the foregoing sources.

     (d) Refusal to Act. The Administrative Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Administrative Agent's opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Administrative Agent to liability (unless the Administrative Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

     (e) Copies of Certain Notices. Within two Business Days after it receives or sends any notice referred to in this subsection, the Administrative Agent shall send to the Lenders and each Secured Party Requesting Notice, copies of any certificate designating additional obligations as Secured Obligations received by the Administrative Agent pursuant to Section 24 and any notice given by the Administrative Agent to any Lien Grantor, or received by it from any Lien Grantor, pursuant to Section 16, 17, 19 or 22.

     SECTION 22. Termination of Transaction Liens; Release of Collateral. (a) The Transaction Liens granted by each Guarantor shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

     (b) The Transaction Liens granted by the Borrower shall terminate when all the Release Conditions are satisfied.

     (c) At any time before the Transaction Liens granted by the Borrower terminate, the Administrative Agent may, at the written request of the Borrower,
(i) release any Collateral (but not all or substantially all the Collateral) with the prior written consent of the Required Lenders or (ii) release all or substantially all the Collateral with the prior written consent of all Lenders.

     (d) Upon any termination of a Transaction Lien or release of Collateral, the Administrative Agent will, at the expense of the relevant Lien Grantor, promptly execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.

     SECTION 23. Additional Guarantors and Lien Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Administrative Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a "Guarantor" and a "Lien Grantor" as defined herein, provided, that no Foreign Subsidiary shall become a Guarantor or a Lien Grantor hereunder.

     SECTION 24. Additional Secured Obligations. (a) The Borrower may from time to time designate its obligations under any Swap Contract as an additional Secured Obligation for purposes hereof by delivering to the Administrative Agent a certificate signed by a Responsible Officer that (i) identifies such Swap Contract, specifying the name and address of the other party thereto, the notional principal amount thereof and the expiration date thereof, (ii) states that the Borrower's obligations thereunder are designated as Secured Obligations for purposes hereof and (iii) states that such Swap Contract is needed to enable the Borrower to comply with its obligations under Section 6.14 of the Credit Agreement.

     (b) After the date hereof, the Borrower may from time to time, with the prior written consent of the Administrative Agent (which shall not be unreasonably withheld) and the Required Lenders (which consent shall be in their sole discretion), designate any other obligation of the Borrower as an additional Secured Obligation for purposes hereof by delivering to the Administrative Agent a certificate signed by a Responsible Officer identifying the obligation so designated, stating that such obligation is designated as a Secured Obligation for purposes hereof and specifying the name and address of the holder of such obligation or of a trustee, agent or similar representative designated to supply information with respect to such additional Secured Obligation to the Administrative Agent as contemplated by Section 21(c).

     SECTION 25. Notices. Each notice, request or other communication given to any party hereunder shall be given in accordance with Section 10.02 of the Credit Agreement, and in the case of any such notice, request or other communication to a Lien Grantor other than the Borrower, shall be given to it in care of the Borrower.

     SECTION 26. No Implied Waivers; Remedies Not Exclusive. No failure by the Administrative Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Secured Party of any right or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

     SECTION 27. Successors and Assigns. This Agreement is for the benefit of the Administrative Agent and the Secured Parties. If all or any part of any

Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

     SECTION 28. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the Administrative Agent, with the consent of such Lenders as are required to consent thereto under
Section 10.01 of the Credit Agreement. No such waiver, amendment or modification shall (i) be binding upon any Lien Grantor, except with its written consent, or
(ii) affect the rights of a Secured Party (other than a Lender) hereunder more adversely than it affects the comparable rights of the Lenders hereunder, without the consent of such Secured Party.

     SECTION 29. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

     SECTION 30. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 31. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                           KEYSTONE AUTOMOTIVE OPERATIONS, INC.


                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:


                                           BANK OF AMERICA, N.A., as
                                              Administrative Agent


                                           By: /s/ Charles D. Graber
                                               ---------------------------------
                                               Name:  Charles D. Graber
                                               Title: Vice President

                                        Guarantors:


                                           KEYSTONE AUTOMOTIVE HOLDINGS,
                                              INC.


                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:


                                           KEYSTONE AUTOMOTIVE OPERATIONS
                                              MIDWEST, INC.


                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:


                                           KEY COMP, INC.

                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:


                                           A&A AUTO PARTS STORES, INC.

                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:


                                           KEYSTONE AUTOMOTIVE DISTRIBUTORS,
                                              INC.

                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:


                                           AMERICAN SPECIALTY EQUIPMENT CORP.

                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:


                                           KAO MANAGEMENT SERVICES, INC.

                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:


                                           KEYSTONE MARKETING SERVICES, INC.

                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:


                                           DRIVERFX. COM, INC.

                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:


                                           KEYSTONE AUTOMOTIVE OPERATIONS OF
                                              CANADA, INC

                                           By: /s/ Robert Vor Broker
                                               ---------------------------------
                                               Name:  Robert Vor Broker
                                               Title:

                                           KEY COMP, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           A&A AUTO PARTS STORES, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           KEYSTONE AUTOMOTIVE
                                              DISTRIBUTORS, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           AMERICAN SPECIALTY EQUIPMENT CORP.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           KAO MANAGEMENT SERVICES, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           KEYSTONE MARKETING SERVICES, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           DRIVERFX.COM, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           KEYSTONE AUTOMOTIVE OPERATIONS
                                              OF CANADA, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                      SCHEDULE 1

                 EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                         OWNED BY ORIGINAL LIEN GRANTORS
                            (as of the Closing Date)

                                    Jurisdiction of     Owner of Equity     Percentage   Number of Shares or
Issuer                                Organization          Interest           Owned            Units
---------------------------------   ---------------   -------------------   ----------   -------------------
Keystone Automotive Operations of   Delaware          Keystone Automotive      100%              1,000
Canada, Inc.                                          Operations, Inc.

Keystone Automotive Operations      Delaware          Keystone Automotive      100%                100
Midwest, Inc.                                         Operations, Inc.

Key Comp, Inc.                      Pennsylvania      Keystone Automotive      100%            100,000
                                                      Operations, Inc.

A&A Auto Parts Stores, Inc.         Pennsylvania      Keystone Automotive      100%            100,000
                                                      Operations, Inc.

Keystone Automotive Distributors,   Pennsylvania      Keystone Automotive      100%            100,000
Inc.                                                  Operations, Inc.

American Specialty Equipment Corp.  New York          Keystone Automotive      100%                480
                                                      Operations, Inc.

KAO Management Services, Inc.       Nevada            Keystone Automotive      100%            100,000
                                                      Operations, Inc.

Keystone Marketing Services, Inc.   Nevada            Keystone Automotive      100%            100,000
                                                      Operations, Inc.

Driverfx.com, Inc.                  Delaware          KAO Management           100%                100
                                                      Services, Inc.

                                      S-1-1

                                                                      SCHEDULE 2

                               INVESTMENT PROPERTY
          (other than Equity Interests in Subsidiaries and Affiliates)
                         OWNED BY ORIGINAL LIEN GRANTORS
                            (as of the Closing Date)

PART 1 -- Securities

None.

PART 2 -- Securities Accounts

None.

                                      S-2-1

                                                                       EXHIBIT A
                                                           to Security Agreement

                          SECURITY AGREEMENT SUPPLEMENT

     SECURITY AGREEMENT SUPPLEMENT dated as of        ,     , between [NAME OF
                                               -------  ----
LIEN GRANTOR] (the "Lien Grantor") and BANK OF AMERICA, N.A., as Administrative Agent.

     WHEREAS, Keystone Automotive Operations, Inc., the Guarantors party thereto and Bank of America, N.A., as Administrative Agent, are parties to a Guarantee and Security Agreement dated as of October 30, 2003 (as heretofore amended and/or supplemented, the "Security Agreement") under which Keystone Automotive Operations, Inc. secures certain of its obligations (the "Secured Obligations") and the Guarantors guarantee the Secured Obligations and secure their respective guarantees thereof;

     WHEREAS, [name of Lien Grantor] desires to become [is] a party to the Security Agreement as a Guarantor and Lien Grantor thereunder;/1/ and

     WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Secured Guarantee./2/ The Lien Grantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Lien Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Administrative Agent, the Lien Grantor becomes a "Guarantor" and "Lien Grantor" for all purposes of the Security Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Security

----------
     /1/ If the Lien Grantor is the Borrower, delete this recital and Section 1 hereof.

     /2/ Delete this Section if the Lien Grantor is the Borrower or a Guarantor that is already a party to the Security Agreement.

Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Guarantor thereunder.

     2. Grant of Transaction Liens. (a) In order to secure [its Secured Guarantee]/3/ [the Secured Obligations]/4/, the Lien Grantor grants to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "New Collateral"):

     [describe property being added to the Collateral]/5/

          (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

          (c) The foregoing Transaction Liens are granted as security only (not as a transfer of the title to any New Collateral, other than upon the exercise of remedies in accordance with the terms of the Security Agreement) and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith. Each Lien Grantor may continue to exploit, use, enjoy and protect the New Collateral in the ordinary course of its business subject to the provisions of the Credit Agreement.

     3. Delivery of Collateral. Concurrently with delivering this Security Agreement Supplement to the Administrative Agent, the Lien Grantor is complying with the provisions of Section 9 of the Security Agreement with respect to Investment Property, in each case if and to the extent included in the New Collateral at such time.

----------
     /3/ Delete bracketed words if the Lien Grantor is the Borrower.

     /4/ Delete bracketed words if the Lien Grantor is a Guarantor.

     /5/ If the Lien Grantor is not already a party to the Security Agreement, clauses (i) through (xi) of, and the proviso to, Section 3(a) of the Security Agreement may be appropriate.

     4. Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Administrative Agent, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Guarantor and a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto./6/

     5. Representations and Warranties. (a) The Lien Grantor is duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].

          (b) The Lien Grantor has delivered a Perfection Certificate to the Administrative Agent. The information set forth therein is correct and complete as of the date hereof.

          (c) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not and will not (a) contravene the terms of any of the Lien Grantor's Organization Documents;
     (b) conflict with or result in any breach or contravention of, or the creation of any Lien (except a Transaction Lien) under, (i) any Contractual Obligation to which the Lien Grantor is a party or affecting the Lien Grantor or the properties of such Lien Grantor or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Lien Grantor or its property is subject; or (c) violate any Law, except to the extent any such contraventions, conflicts and violations (but excluding from this exception any such contraventions, conflicts or violations under any instrument or agreement relating to any public Indebtedness), individually or in the aggregate (together with any such contraventions, conflicts and violations of the other Loan Parties), could not reasonably be expected to have a Material Adverse Effect.

          (d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (i) applicable

----------
     /6/ Delete Section 4 if the Lien Grantor is already a party to the Security Agreement.

     bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and (ii) general principles of equity.

          (e) Each of the representations and warranties set forth in Sections 4, 9 and 10 of the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a "Lien Grantor" shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to "Collateral" shall be deemed to refer to the New Collateral, and references to the "Closing Date" shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Security Agreement Supplement.

     6. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                             [NAME OF LIEN GRANTOR]


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             BANK OF AMERICA, N.A., as
                                                Administrative Agent


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                      Schedule 1
                                                           to Security Agreement
                                                                      Supplement

                 EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                              OWNED BY LIEN GRANTOR

         Jurisdiction
              of        Percentage      Number of
Issuer   Organization     Owned      Shares or Units
------   ------------   ----------   ---------------

                                                                      Schedule 2
                                                           to Security Agreement
                                                                      Supplement

                               INVESTMENT PROPERTY
          (other than Equity Interests in Subsidiaries and Affiliates)
                              OWNED BY LIEN GRANTOR

                              PART 1 -- Securities

                                Jurisdiction
                                     of         Amount    Type of
                      Issuer    Organization     Owned   Security
                      ------    ------------    ------   --------

                          PART 2 -- Securities Accounts

The Lien Grantor owns Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:/1/

----------
     /1/ If any such Securities Account holds material long-term investments and is not a trading account, more detailed information as to such investments could appropriately be required to be disclosed in this Schedule.

                                                                       EXHIBIT B
                                                           to Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

                 (Copyrights, Copyright Registrations, Copyright
                      Applications and Copyright Licenses)

     WHEREAS, [name of Lien Grantor], a               corporation/1/ (herein
                                        -------------
referred to as the "Lien Grantor") owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);

     WHEREAS, Keystone Automotive Operations, Inc. (the "Borrower"), Keystone Automotive Holdings, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, are parties to a Credit Agreement dated as of October 30, 2003 (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of
October   , 2003 (as amended and/or supplemented from time to time, the
        --
"Security Agreement") among the Borrower, the Guarantors party thereto and Bank of America, N.A., as Administrative Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), and (ii) certain other Security Documents (including this Copyright Security Agreement), the Lien Grantor has [secured certain of its obligations (the "Secured Obligations")]/2/ [guaranteed certain obligations of the Borrower and secured such guarantee (the "Lien Grantor's Secured Guarantee")]/3/ by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Copyright Collateral (as defined below);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the [Secured Obligations] [Lien Grantor's Secured Guarantee],

----------
     /1/ Modify as needed if the Lien Grantor is not a corporation.

     /2/ Delete these bracketed words if the Lien Grantor is a Guarantor.

     /3/ Delete these bracketed words if the Lien Grantor is the Borrower.

a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Copyright (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Copyright registration or application therefor referred to in Schedule 1 hereto;

          (ii) each Copyright License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Copyright License identified in Schedule 1 hereto; provided that any Copyright License which would be rendered invalid or unenforceable by the grant of a security interest created pursuant to the terms of this Copyright Security Agreement are excluded from the foregoing security interests only for so long as, and to the extent that, such prohibition or reason for such invalidity exists; and

          (iii) all proceeds of, revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Copyright (including, without limitation, any Copyright owned by the Lien Grantor and identified in Schedule 1), and all rights and benefits of the Lien Grantor under any Copyright License (including, without limitation, any Copyright License identified in Schedule 1); provided that any Copyright License which would be rendered invalid or unenforceable by the grant of a security interest created pursuant to the terms of this Copyright Security Agreement are excluded from the foregoing security interests only for so long as, and to the extent that, such prohibition or reason for such invalidity exists.

     The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Lien Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

     Except to the extent expressly permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Copyright Collateral.

     The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Lien Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the
    day of           ,     .
---        ----------  ----

                                             [NAME OF LIEN GRANTOR]


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Acknowledged:

BANK OF AMERICA, N.A.,
as Administrative Agent


By:
    ----------------------------------
    Name:
    Title:

STATE OF            )
         -----------
                       ) ss.:
COUNTY OF           )
          ----------

     I,                       , a Notary Public in and for said County, in the
        ----------------------
State aforesaid, DO HEREBY CERTIFY, that                          ,
                                         -------------------------
                of [NAME OF LIEN GRANTOR] (the "Company"), personally known to
---------------
me to be the same person whose name is subscribed to the foregoing instrument as
such                  , appeared before me this day in person and acknowledged
     -----------------
that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this     day of                ,
                                                ---        ---------------
    .
----

[Seal]


--------------------------------
Signature of notary public
My Commission expires
                      ----------

                                                                      Schedule 1
                                                                    to Copyright
                                                              Security Agreement

                             [NAME OF LIEN GRANTOR]

                             COPYRIGHT REGISTRATIONS

                                               Expiration
Registration No.   Registration Date   Title      Date
----------------   -----------------   -----   ----------

                             COPYRIGHT APPLICATIONS

Case No.   Serial No.   Country   Date   Filing Title
--------   ----------   -------   ----   ------------

                               COPYRIGHT LICENSES

 Name of         Parties         Date of    Subject
Agreement   Licensor/Licensee   Agreement    Matter
---------   -----------------   ---------   -------

                                                                       EXHIBIT C
                                                           to Security Agreement

                            PATENT SECURITY AGREEMENT

               (Patents, Patent Applications and Patent Licenses)

     WHEREAS, [name of Lien Grantor], a               corporation/1/ (herein
                                        -------------
referred to as the "Lien Grantor") owns, or in the case of licenses is a party to, the Patent Collateral (as defined below);

     WHEREAS, Keystone Automotive Operations, Inc. (the "Borrower"), Keystone Automotive Holdings, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, are parties to a Credit Agreement dated as of October 30, 2003 (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of
October   , 2003 (as amended and/or supplemented from time to time, the
        --
"Security Agreement") among the Borrower, the Guarantors party thereto and Bank of America, N.A., as Administrative Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), and (ii) certain other Security Documents (including this Patent Security Agreement), the Lien Grantor has [secured certain of its obligations (the "Secured Obligations")]/2/ [guaranteed certain obligations of the Borrower and secured such guarantee (the "Lien Grantor's Secured Guarantee")]/3/ by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Patent Collateral (as defined below);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the [Secured Obligations] [Lien Grantor's Secured Guarantee], a continuing security interest in all of the Lien Grantor's right, title and interest in,

----------
     /1/ Modify as needed if the Lien Grantor is not a corporation.

     /2/ Delete these bracketed words if the Lien Grantor is a Guarantor.

     /3/ Delete these bracketed words if the Lien Grantor is the Borrower.

to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Patent (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Patent referred to in
     Schedule 1 hereto;

          (ii) each Patent License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Patent License identified in Schedule 1 hereto; provided that any Patent License which would be rendered invalid or unenforceable by the grant of a security interest created pursuant to the terms of this Patent Security Agreement are excluded from the foregoing security interests only for so long as, and to the extent that, such prohibition or reason for such invalidity exists; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Patent owned by the Lien Grantor (including, without limitation, any Patent identified in Schedule 1 hereto) and all rights and benefits of the Lien Grantor under any Patent License (including, without limitation, any Patent License identified in Schedule 1 hereto); provided that any Patent License which would be rendered invalid or unenforceable by the grant of a security interest created pursuant to the terms of this Patent Security Agreement are excluded from the foregoing security interests only for so long as, and to the extent that, such prohibition or reason for such invalidity exists.

     The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Patent Collateral any and all appropriate action which the Lien Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

     Except to the extent expressly permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

     The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Lien Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the
     day of             ,     .
----        ------------  ----

                                             [NAME OF LIEN GRANTOR]


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Acknowledged:

BANK OF AMERICA, N.A.,
   as Administrative Agent


By:
    ----------------------------------
    Name:
    Title:

STATE OF            )
         -----------
                       ) ss.:
COUNTY OF           )
          ----------

     I,                       , a Notary Public in and for said County, in the
        ----------------------
State aforesaid, DO HEREBY CERTIFY, that                          ,
                                         -------------------------
                of [NAME OF LIEN GRANTOR] (the "Company"), personally known to
---------------
me to be the same person whose name is subscribed to the foregoing instrument as
such                  , appeared before me this day in person and acknowledged
     -----------------
that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this     day of                ,
                                                ---        ---------------
    .
----

[Seal]


--------------------------------
Signature of notary public
My Commission expires
                      ----------

                                                                      Schedule 1
                                                                       to Patent
                                                              Security Agreement

                             [NAME OF LIEN GRANTOR]

                           PATENTS AND DESIGN PATENTS

Patent No.   Issued   Expiration   Country   Title
----------   ------   ----------   -------   -----

                               PATENT APPLICATIONS

Case No.   Serial No.   Country   Date   Filing Title
--------   ----------   -------   ----   ------------

                                 PATENT LICENSES

 Name of         Parties         Date of    Subject
Agreement   Licensor/Licensee   Agreement    Matter
---------   -----------------   ---------   -------

                                                                       EXHIBIT D
                                                           to Security Agreement

                          TRADEMARK SECURITY AGREEMENT

                 (Trademarks, Trademark Registrations, Trademark
                      Applications and Trademark Licenses)

     WHEREAS, [name of Lien Grantor], a               corporation/1/ (herein
                                        -------------
referred to as the "Lien Grantor") owns, or in the case of licenses is a party to, the Trademark Collateral (as defined below);

     WHEREAS, Keystone Automotive Operations, Inc. (the "Borrower"), Keystone Automotive Holdings, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, are parties to a Credit Agreement dated as of October 30, 2003 (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of
October   , 2003 (as amended and/or supplemented from time to time, the
        --
"Security Agreement") among the Borrower, the Guarantors party thereto and Bank of America, N.A., as Administrative Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), and (ii) certain other Security Documents (including this Trademark Security Agreement), the Lien Grantor has [secured certain of its obligations (the "Secured Obligations")]/2/ [guaranteed certain obligations of the Borrower and secured such guarantee (the "Lien Grantor's Secured Guarantee")]/3/ by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Trademark Collateral (as defined below);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the [Secured Obligations] [Lien Grantor's Secured Guarantee],

----------
     /1/ Modify as needed if the Lien Grantor is not a corporation.

     /2/ Delete these bracketed words if the Lien Grantor is a Guarantor.

     /3/ Delete these bracketed words if the Lien Grantor is the Borrower.

a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Trademark (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;

          (ii) each Trademark License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Trademark License identified in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; provided that any Trademark License which would be rendered invalid or unenforceable by the grant of a security interest created pursuant to the terms of this Trademark Security Agreement are excluded from the foregoing security interests only for so long as, and to the extent that, such prohibition or reason for such invalidity exists; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien Grantor (including, without limitation, any Trademark identified in Schedule 1 hereto), and all rights and benefits of the Lien Grantor under any Trademark License (including, without limitation, any Trademark License identified in Schedule 1 hereto), or for injury to the goodwill associated with any of the foregoing; provided that any Trademark License which would be rendered invalid or unenforceable by the grant of a security interest created pursuant to the terms of this Trademark Security Agreement are excluded from the foregoing security interests only for so long as, and to the extent that, such prohibition or reason for such invalidity exists.

     The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Lien Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

     Except to the extent expressly permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Trademark Collateral.

     The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Lien Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the
     day of           ,     .
----        ----------  ----

                                             [NAME OF LIEN GRANTOR]


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Acknowledged:

BANK OF AMERICA, N.A.,
   as Administrative Agent


By:
    ----------------------------------
    Name:
    Title:

STATE OF            )
         -----------
                    ) ss.:
COUNTY OF           )
          ----------

     I,                       , a Notary Public in and for said County, in the
        ----------------------
State aforesaid, DO HEREBY CERTIFY, that                          ,
                                         -------------------------
                of [NAME OF LIEN GRANTOR] (the "Company"), personally known to
---------------
me to be the same person whose name is subscribed to the foregoing instrument as
such                  , appeared before me this day in person and acknowledged
     -----------------
that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this     day of                ,
                                                ---        ---------------
    .
----

[Seal]


--------------------------------
Signature of notary public
My Commission expires
                      ----------

                                                                      Schedule 1
                                                                    to Trademark
                                                              Security Agreement

                             [NAME OF LIEN GRANTOR]

                          U.S. TRADEMARK REGISTRATIONS

TRADEMARK   REG. NO.   REG. DATE
---------   --------   ---------

                           U.S. TRADEMARK APPLICATIONS

TRADEMARK   REG. NO.   REG. DATE
---------   --------   ---------

                               TRADEMARK LICENSES

 Name of         Parties         Date of    Subject
Agreement   Licensor/Licensee   Agreement    Matter
---------   -----------------   ---------   -------

                                                                       EXHIBIT E
                                                           to Security Agreement

                            PERFECTION CERTIFICATE/1/

     The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the "Lien Grantor"). With reference to the Guarantee and Security Agreement dated as of October 30, 2003 among Keystone Automotive Operations, Inc., the Guarantors party thereto and Bank of America, N.A., as Administrative Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Administrative Agent and each other Secured Party as follows:

     A. Information Required for Filings and Searches for Prior Filings.

          1. Jurisdiction of Organization. The Lien Grantor is a corporation/2/
     organized under the laws of           .
                                 ----------

          2. Name. The exact [corporate] name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:

          3. Prior Names.(a) Set forth below is each other [corporate] name that the Lien Grantor has had since its organization, together with the date of the relevant change:

          (b) Except as set forth in Schedule    hereto, the Lien Grantor has
                                              --
     not changed its corporate structure/3/ in any way within the past five years.

----------
     /1/ This certificate may require substantial modifications, e.g., if the Lien Grantor is newly formed or if filings and file searches are to occur after the closing.

     /2/ Modify as needed if the Lien Grantor is not a corporation.

     /3/ Changes in corporate structure would include mergers and consolidations, as well as any change in the Lien Grantor's form of organization. If any such change has occurred, include

(...continued)

          (c) No material portion of the Lien Grantor's Collateral was acquired from another Person within the past five years, except

               (i) property sold to the Lien Grantor by another Person in the ordinary course of such other Person's business;

               (ii) property with respect to which the Transaction Liens are to be perfected by taking possession or control thereof;

               (iii) property acquired in transactions described in Schedule
                                                                             --
          hereto; and

               (iv) other property having an aggregate fair market value not exceeding $15,000,000.

          4. Filing Office. In order to perfect the Transaction Liens granted by the Lien Grantor in Collateral for which a security interest therein may be perfected by filing a Form UCC-1 financing statement, a duly completed financing statement on Form UCC-1, with the collateral described as set
     forth on Exhibit A    hereto, should be on file in the office of
                        --
                    in               /5/
     --------------    --------------

     B. Additional Information Required for Searches for Prior Filings Under Old
Article 9.

          1. Current Locations. (a) The chief executive office of the Lien Grantor is located at the following address:

Mailing Address   County   State
---------------   ------   -----

The Lien Grantor [does] [does not] have a place of business in another county of the State listed above.

----------
                                                                  (continued...)

in Schedule    the information required by Part A of this certificate as to each
            --
constituent party to a merger or consolidation and any other predecessor organization.

     /5/ Insert Lien Grantor's "location" determined as provided in UCC Section 9-307.

          (b) The following are all places of business of the Lien Grantor not identified above:

Mailing Address   County   State
---------------   ------   -----

          (c) The following are all locations not identified above where the Lien Grantor maintains any Inventory:

Mailing Address   County   State
---------------   ------   -----

          (d) The following are the names and addresses of all Persons (other than the Lien Grantor) that have possession of any of the Lien Grantor's
     Inventory:

Mailing Address   County   State
---------------   ------   -----

          2. Prior Locations. (a) Set forth below is the information required by paragraphs (a) and (b) of Part B-1 above with respect to each other location or place of business maintained by the Lien Grantor at any time during the past five years:

          (b) Set forth below is the information required by paragraphs (c) and
     (d) of Part B-1 above with respect to each other location or bailee where or with whom any of the Lien Grantor's Inventory has been lodged at any time during the past four months:

     C. Search Reports.

     Attached hereto as Schedule    is a true copy of a file search report from
                                 --
the central UCC filing office in each jurisdiction identified in Part A-4 and Part B above with respect to each name set forth in Part A-2 and Part A-3 above (searches in local filing offices, if any, are not required). Attached hereto as
Schedule    is a true copy of each financing statement or other filing
         --
identified in such file search reports.

     D. UCC Filings.

     Attached hereto as Schedule    is a schedule setting forth filing
                                 --
information with respect to the filings referred to in Part A-4 and Part B above. All filing fees and taxes payable in connection with such filings have
been paid. Attached hereto as Schedule    is a true copy of each such filing
                                       --
duly acknowledged by the filing officer.

     E. Absence of Certain Property.

     The Lien Grantor does not own any assets of material value which constitute commercial tort claims, farm products, electronic chattel paper, letter-of-credit rights which are not supporting obligations or as-extracted collateral, as each of the foregoing terms is defined in the UCC.

     IN WITNESS WHEREOF, I have hereunto set my hand this     day of           ,
                                                          ---        ----------
    .
----


                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                       Exhibit A
                                                       to Perfection Certificate

                            DESCRIPTION OF COLLATERAL

All personal property.

                                                                  Schedule    to
                                                                           --
                                                          Perfection Certificate

                               SCHEDULE OF FILINGS

                           AGAINST                  ,
                                   -----------------
                                    AS DEBTOR

Filing Office   File Number   Date of Filing/9/
-------------   -----------   -----------------

----------
     /9/ Also indicate lapse date, if other than fifth anniversary.

                                                                       EXHIBIT F
                                                           to Security Agreement

                            ISSUER CONTROL AGREEMENT

     ISSUER CONTROL AGREEMENT dated as of       ,       among               (the
                                          ------  -----       -------------
"Lien Grantor"), BANK OF AMERICA, N.A., as Administrative Agent (the "Secured
Party"), and           (the "Issuer"). All references herein to the "UCC" refer
             ---------
to the Uniform Commercial Code as in effect from time to time in [Issuer's jurisdiction of incorporation].

                              W I T N E S S E T H :

     WHEREAS, the Lien Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the "Securities");

     WHEREAS, pursuant to a Guarantee and Security Agreement dated as of October 30, 2003 (as such agreement may be amended and/or supplemented from time to time, the "Security Agreement"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "Transaction Lien") in all right, title and interest of the Lien Grantor in, to and under the Securities, whether now existing or hereafter arising; and

     WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Securities;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Nature of Securities. The Issuer confirms that (i) the Securities are "uncertificated securities" (as defined in Section 8-102 of the UCC) and (ii) the Lien Grantor is registered on the books of the Issuer as the registered holder of the Securities.

     Section 2. Instructions. The Issuer agrees to comply with any "instruction" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Issuer.

     Section 3. Waiver of Lien; Waiver of Set-off. The Issuer waives any security interest, lien or right of set-off that it may now have or hereafter acquire in or with respect to the Securities. The Issuer's obligations in respect of the

Securities will not be subject to deduction, set-off or any other right in favor of any person other than the Secured Party.

     Section 4. Choice of Law. This Agreement shall be governed by the laws of [Issuer's jurisdiction of incorporation]./1/

     Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Issuer and the Lien Grantor with respect to the Securities [except for [identify any existing other agreements] (the "Existing Other Agreements")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Lien Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

     Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

     Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Lien Grantor thereof.

     Section 8. Maintenance of Securities. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:

          (i) Lien Grantor Instructions; Notice of Exclusive Control. So long as the Issuer has not received a Notice of Exclusive Control (as defined below), the Issuer may comply with instructions of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured

----------
     /1/ If the Issuer's jurisdiction of incorporation is not a State in the United States that has adopted the revisions to Articles 8 and 9 of the UCC promulgated in 1994, this form of Issuer Control Agreement may not be appropriate. It may be necessary to transfer the relevant securities into the Administrative Agent's name to obtain comparable results under the laws of such jurisdiction.

     Party that it is exercising exclusive control over the Securities (a "Notice of Exclusive Control"), the Issuer will cease complying with instructions of the Lien Grantor or any of its agents.

          (ii) Dividends and Distributions. Upon receipt of a Notice of Exclusive Control, the Issuer shall deliver to the Secured Party all dividends, interest and other distributions paid or made upon or with respect to the Securities.

          (iii) Voting Rights. Until the Issuer receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Issuer with respect to voting the Securities.

          (iv) Statements and Confirmations. Upon receipt of a Notice of Exclusive Control or, prior to receipt of such notice, at the request of the Secured Party, the Issuer will promptly send copies of all statements and other correspondence concerning the Securities simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

          (v) Tax Reporting. All items of income, gain, expense and loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

     Section 9. Representations, Warranties and Covenants of the Issuer. The Issuer makes the following representations, warranties and covenants:

          (i) This Agreement is a valid and binding agreement of the Issuer enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

          (ii) The Issuer has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in Section 2 hereof.

     Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

     Lien Grantor:

     Secured Party:

     Issuer:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

     Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien,
(ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has acknowledged in writing that the Transaction Lien has been terminated pursuant to the Security Agreement.

     Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                                              [NAME OF LIEN GRANTOR]


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                              BANK OF AMERICA. N.A.,
                                              as Administrative Agent


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              [NAME OF ISSUER]


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                       Exhibit A

                          [Letterhead of Secured Party]

                                     [Date]

[Name and Address of Issuer]

Attention:
           ------------------------

          Re: Notice of Exclusive Control

Ladies and Gentlemen:

     As referenced in the Issuer Control Agreement dated as of       ,
                                                               ------  ----
among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [name of Lien Grantor] (the "Securities"). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

                                           Very truly yours,

                                              BANK OF AMERICA, N.A.,
                                              as Administrative Agent


                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

cc: [name of Lien Grantor]

                                                                       EXHIBIT G
                                                           to Security Agreement

                      SECURITIES ACCOUNT CONTROL AGREEMENT

     SECURITIES ACCOUNT CONTROL AGREEMENT dated as of       ,      among
                                                      ------  ----
              (the "Lien Grantor"), BANK OF AMERICA, N.A., as Administrative
-------------
Agent (the "Secured Party"), and           (the "Securities Intermediary"). All
                                 ---------
references herein to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in [the State of New York]./1/ Terms defined in the UCC have the same meanings when used herein.

                              W I T N E S S E T H :

     WHEREAS, the Lien Grantor is the entitlement holder with respect to the Account (as defined below);

     WHEREAS, pursuant to a Guarantee and Security Agreement dated as of October 30, 2003 (as such agreement may be amended and/or supplemented from time to time, the "Security Agreement"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "Transaction Lien") in all right, title and interest of the Lien Grantor in, to and under the Account, all financial assets credited thereto and all security entitlements in respect thereof, whether now owned or existing or hereafter acquired or arising; and

     WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Account, all financial assets from time to time credited thereto and all security entitlements in respect thereof;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Establishment of Account. The Securities Intermediary confirms that:

----------
     /1/ See Section 4 below and the footnote thereto.

          (i) the Securities Intermediary has established account number [identify account number] in the name of "[name of Lien Grantor]" (such account and any successor account, the "Account"),

          (ii) the Account is a "securities account" as defined in Section 8-501 of the UCC,

          (iii) the Securities Intermediary is acting as a "securities intermediary" (as defined in Section 8-102 of the UCC) in respect of the Account,

          (iv) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Lien Grantor as entitled to exercise the rights that comprise all financial assets from time to time credited to the Account,

          (v) all property delivered to the Securities Intermediary by or on behalf of the Lien Grantor will be promptly credited to the Account, and

          (vi) all financial assets (except cash) credited to the Account will be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Account be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor or specially indorsed to the Lien Grantor unless such financial asset has been further indorsed to the Securities Intermediary or in blank.

     Section 2. "Financial Assets" Election. The parties hereto agree that each item of property (whether investment property, financial asset, security, instrument, cash or other property) credited to the Account shall be treated as a "financial asset" within the meaning of Sections 8-102(a)(9) and 8-103 of the UCC.

     Section 3. Entitlement Orders. The Securities Intermediary agrees to comply with any "entitlement order" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Account or any financial asset credited thereto without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Securities Intermediary.

     Section 4. Waiver of Lien; Waiver of Set-off. The Securities Intermediary waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Securities Intermediary may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account and (ii) the face amount of any checks that have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds).

     Section 5. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of [the State of New York]./2/ [The State of New York] shall be deemed to be the Securities Intermediary's jurisdiction for purposes of the UCC (including, without limitation, Section 8-110 thereof).

     Section 6. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Securities Intermediary and the Lien Grantor with respect to the Account [except for [identify any existing other agreements] (the "Existing Other Agreements")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Securities Intermediary and the Lien Grantor with respect to the Account, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. [If any Existing Other Agreement does not specify that it is governed by the laws of [the jurisdiction specified in Section 5], such Existing Other Agreement is hereby amended to specify that it is governed by the laws of [the jurisdiction specified in
Section 5].

     Section 7. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

     Section 8. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, the Securities Intermediary does not know of any claim to, or interest in, the Account, any financial asset credited thereto or any security entitlement in respect thereof. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment,

----------
     /2/ Any State in the United States is acceptable, but the choice of New York law (which Section 9-304 of the UCC permits regardless of other contacts) allows a New York lawyer to give an opinion as to the effect of this Agreement.

attachment, execution or similar process) against the Account, any financial asset credited thereto or any security entitlement in respect thereof, the Securities Intermediary will promptly notify the Secured Party and the Lien Grantor thereof.

     Section 9. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Account as follows:

          (i) Lien Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Securities Intermediary has not received a Notice of Exclusive Control (as defined below), the Securities Intermediary may, subject to paragraph (iii) below, comply with entitlement orders of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all financial assets credited thereto. After the Securities Intermediary receives a written notice from the Secured Party that is exercising exclusive control over the Account (a "Notice of Exclusive Control"), the Securities Intermediary will cease complying with entitlement orders of the Lien Grantor or any of its agents.

          (ii) Voting Rights. Until the Securities Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the voting of any financial assets credited to the Account.

          (iii) Permitted Investments. Until the Securities Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the selection of investments to be made and credited to the Account; provided that the Securities Intermediary shall not honor any instruction or entitlement order to purchase any investment except investments of a type described in Exhibit B hereto./3/

          (iv) Statements and Confirmations. Upon receipt of a Notice of Exclusive Control or, prior to receipt of such notice, at the request of the Secured Party, the Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Account and/or any financial assets credited thereto simultaneously to

----------
     /3/ This Schedule should list the types of investments that are Permitted Investments.

     each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 12 hereof.

          (v) Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any financial assets credited thereto that are required to be reported shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

     Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary makes the following representations, warranties and covenants:

          (i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Securities Intermediary will not change the name or account number of the Account without the prior written consent of the Secured Party.

          (ii) No financial asset credited to the Account is or will be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor, or specially indorsed to the Lien Grantor, unless such financial asset has been further indorsed by the Lien Grantor to the Securities Intermediary or in blank.

          (iii) This Agreement is a valid and binding agreement of the Securities Intermediary enforceable in accordance with its terms.

          (iv) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any financial asset credited thereto pursuant to which it has agreed, or will agree, to comply with entitlement orders of such person. The Securities Intermediary has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as agreed in
     Section 3 hereof.

     Section 11. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 12. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (i) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

     Lien Grantor:

     Secured Party:

     Securities Intermediary:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

     Section 13. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien,
(ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the Secured Party has acknowledged in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

                                              [NAME OF LIEN GRANTOR]


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              BANK OF AMERICA, N.A.,
                                                 as Administrative Agent


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                              [NAME OF SECURITIES INTERMEDIARY]


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                       Exhibit A

                          [Letterhead of Secured Party]

                                     [Date]

[Name and Address of Securities Intermediary]

Attention:
           ------------------------

          Re: Notice of Exclusive Control

Ladies and Gentlemen:

     As referenced in the Securities Account Control Agreement dated as of among [name of Lien Grantor], us and you (a copy of which is ------, ----
attached), we notify you that we will hereafter exercise exclusive control over
securities account number            (the "Account"), all financial assets from
                          ----------
time to time credited thereto and all security entitlements in respect thereof. You are instructed not to accept any directions, instructions or entitlement orders with respect to the Account or the financial assets credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

                                     Very truly yours,

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

cc: [name of Lien Grantor]

                                                                       Exhibit B

                             Permitted Investments

                                                                       Exhibit H

                       DEPOSIT ACCOUNT CONTROL AGREEMENT

     DEPOSIT ACCOUNT CONTROL AGREEMENT dated as of              among
                                                   ------, ----
              (the "Lien Grantor"), BANK OF AMERICA, N.A., as Administrative
-------------
Agent (the "Secured Party"), and           (the "Bank"). All references herein
                                 ---------
to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in [the State of New York]./1/ Terms defined in the UCC have the same meanings when used herein.

                             W I T N E S S E T H :

     WHEREAS, the Lien Grantor is the Bank's customer (as defined in Section 4-104(1)(e) of the UCC) with respect to the Account (as defined below);

     WHEREAS, pursuant to a Guarantee and Security Agreement dated as of October 30, 2003 (as such agreement may be amended and/or supplemented from time to time, the "Security Agreement"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "Transaction Lien") in all right, title and interest of the Lien Grantor in, to and under the Account; and

     WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Account and any and all funds or deposits from time to time held therein or credited thereto, whether now owned or existing or hereafter acquired or arising;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Establishment of Account. The Bank confirms that:

          (i) the Bank has established account number [identify account number] in the name of "[name of Lien Grantor]" (such account and any successor account, the "Account");

----------
     /1/ See Section 4 below and the footnote thereto.

          (ii) the Account is a "deposit account" as defined in Section 9-102(a)(29) of the UCC; and

          (iii) the Bank is a "bank" (as defined in section 9-102 of the UCC) and is acting in such capacity in respect of the Account.

     Section 2. Instructions. The Lien Grantor, the Secured Party and the Bank agree that the Bank will comply with (i) any instruction originated by the Secured Party directing disposition of funds in the Account and (ii) any other instruction from the Secured Party in respect of the Account, in each case without further consent by the Lien Grantor or any other person.

     Section 3. Waiver of Lien; Waiver of Set-off. The Bank waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto. No amounts credited to the Account will be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Bank may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account and (ii) the face amount of any checks that have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds).

     Section 4. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of [the State of New York]./2/ [The State of New York] shall be deemed to be the bank's jurisdiction (as defined in Section 9-304 of the UCC) with respect to the Account.

     Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Bank and the Lien Grantor with respect to the Account [except for [identify any existing other agreements] (the "Existing Other Agreements")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Bank and the Lien Grantor with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. [If any Existing Other Agreement does not specify that it is governed by

----------
     /2/ Any State in the United States is acceptable, but the choice of New York law (which Section 9-304 of the UCC permits regardless of other contacts) allows a New York lawyer to give an opinion as to the effect of this Agreement.

the laws of [the jurisdiction specified in Section 5], such Existing Other Agreement is hereby amended to specify that it is governed by the laws of [the jurisdiction specified in Section 5].

     Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

     Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, the Bank does not know of any claim to, or interest in, the Account or any or all funds or deposits held therein or credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account or any or all funds or deposits held therein or credited thereto, the Bank will promptly notify the Secured Party and the Lien Grantor thereof.

     Section 8. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Bank to honor instructions originated by the Secured Party as agreed in Section 3 hereof, the Bank agrees to maintain the Account as follows:

          (i) Lien Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Bank has not received a Notice of Exclusive Control (as defined below), the Bank may comply with instructions originated by the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all funds or deposits held therein or credited thereto. After the Bank receives a written notice from the Secured Party that it is exercising exclusive control over the Account (a "Notice of Exclusive Control"), the Bank will cease complying with instructions originated by the Lien Grantor or any of its agents.

          (ii) Statements. Upon receipt of a Notice of Exclusive Control or, prior to receipt of such notice, at the request of the Secured Party, the Bank will promptly send copies of all statements and other correspondence concerning the Account simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 12 hereof.

          (iii) Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any funds or deposits held therein or credited thereto that are required to be reported shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

     Section 9. Representations, Warranties and Covenants of the Bank. The Bank makes the following representations, warranties and covenants:

          (i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Bank will not change the name or account number of the Account without the prior written consent of the Secured Party.

          (ii) Neither the Account nor any funds or deposits at any time held therein or credited thereto is or will be evidenced by any instrument (as defined in Section 9-102 of the UCC) or constitutes or will constitute investment property (as defined in Section 9-102 of the UCC)

          (iii) This Agreement is a valid and binding agreement of the Bank enforceable in accordance with its terms.

          (iv) The Bank has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any funds or deposits held therein or credited thereto pursuant to which it has agreed, or will agree, to comply with instructions of such person. The Bank has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Bank to comply with instructions originated by the Secured Party as agreed in Section 3 hereof.

     Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

     Lien Grantor:

     Secured Party:

     Bank:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

     Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien,
(ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Bank hereunder shall continue in effect until the Secured Party acknowledged in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

                                              [NAME OF LIEN GRANTOR]


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              BANK OF AMERICA, N.A.,
                                                 as Administrative Agent


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              [NAME OF BANK]


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                       Exhibit A

                          [Letterhead of Secured Party]

                                     [Date]

[Name and Address of Bank]

Attention:
           ------------------------

          Re: Notice of Exclusive Control

Ladies and Gentlemen:

     As referenced in the Deposit Account Control Agreement dated as of
                                                                        ------,
     among [name of Lien Grantor], us and you (a copy of which is attached), we
----
notify you that we will hereafter exercise exclusive control over deposit
account number            (the "Account") and all funds and deposits from time
               ----------
to time held therein or credited thereto. You are instructed not to accept any directions or instructions with respect to the Account or the funds or deposits held therein or credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

                                         Very truly yours,

                                              BANK OF AMERICA, N.A.,
                                              as Administrative Agent


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

cc: [name of Lien Grantor]